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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)

                         October 3, 1995
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                          FIRETECTOR INC.
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          (Exact name of registrant as specified in its charter)


        Delaware                 0-17580           11-2941299
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(State or other jurisdiction    (Commission        (IRS Employer
     of incorporation)          File Number)       Identification
                                                        No.)


   262 Duffy Avenue, Hicksville, New York              11801
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   (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (516) 433-4700
                                                  ---------------





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Item 4.   Changes in Registrant's Certifying Accountant.

  (a)   By resolution adopted on October 3, 1995, the Board of
Directors of Firetector Inc. elected to change independent auditors and to engage the accounting firm of Moore Stephens as independent accountants for the year ended September 30, 1995.

  (b)   The services of Ernst & Young LLP were terminated on
October 3, 1995.

  (c) In connection with the audits of the Registrant's consolidated financial statements for each of the two fiscal years ended September 30, 1994 and in the subsequent interim period, there have been no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

  (d) Ernst & Young LLP's reports on the financial statements for the years ended September 30, 1994 and September 30, 1993 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; except such reports contained an explanatory paragraph related to the Registrant's ability to continue as a going concern.

  (e) The Registrant has requested Ernst & Young LLP to furnish it with a letter addressed to the Securities & Exchange
Commission stating whether it agrees with the above statements.
A copy of Ernst & Young LLP's letter to the Securities and Exchange Commission, dated October 5, 1995, is filed as Exhibit 1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.         Description

     1       Letter from Ernst & Young LLP, dated October 5, 1995


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                        SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRETECTOR INC.
                                        (Registrant)

Date: October 10, 1995                 DENNIS P. McCONNELL
                                     ----------------------
                                       DENNIS P. McCONNELL,
                                       Assistant Secretary